Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2011					2010					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
Sales	$11,580	$12,151	$12,022	$12,294	$48,047	$11,422	$11,346	$11,125	$12,094	$45,987	2%	4%

Costs, Expenses and Other
Materials and production	4,059	4,284	4,352	4,176	16,871	5,216	4,549	4,191	4,440	18,396	-6%	-8%
Marketing and administrative (1)	3,164	3,525	3,340	3,704	13,733	3,222	3,175	3,192	3,537	13,125	5%	5%
Research and development (1)	2,158	1,936	1,954	2,419	8,467	2,051	2,179	2,322	4,559	11,111	-47%	-24%
Restructuring costs	(14)	668	119	533	1,306	288	526	50	121	985	*	33%
Equity income from affiliates	(138)	(55)	(161)	(257)	(610)	(138)	(43)	(236)	(171)	(587)	50%	4%
Other (income) expense, net	622	121	66	139	946	167	(281)	1,108	309	1,304	-55%	-27%

Income (Loss) Before Taxes	1,729	1,672	2,352	1,580	7,334	616	1,241	498	(701)	1,653	*	*
Income Tax Provision (Benefit)	658	(382)	628	37	942	286	461	126	(201)	671
Net Income (Loss)	1,071	2,054	1,724	1,543	6,392	330	780	372	(500)	982	*	*
Less: Net Income Attributable to Noncontrolling Interests	28	30	32	31	120	31	28	30	31	121
Net Income (Loss) Attributable to Merck & Co., Inc.	$1,043	$2,024	$1,692	$1,512	$6,272	$299	$752	$342	$(531)	$861	*	*
Earnings (Loss) per Common Share Assuming Dilution	$0.34	$0.65	$0.55	$0.49	$2.02	$0.09	$0.24	$0.11	$(0.17)	$0.28	*	*
Average Shares Outstanding Assuming Dilution	3,104	3,110	3,091	3,069	3,094	3,141	3,125	3,102	3,081	3,120
Tax Rate	38.1%	-22.8%	26.7%	2.3%	12.8%	46.4%	37.1%	25.3%	28.7%	40.6%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

*100% or greater

(1)	Amounts in 2010 include a reclassification of certain expenses from marketing and administrative to research and development of $24 million, $28 million, $26 million, $42 million and $120 million in 1Q, 2Q, 3Q, 4Q and full year, respectively.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

FOURTH QUARTER 2010

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items	Adjustment Subtotal		Non-GAAP
Sales	$12,094				$—		$12,094

Materials and production	4,440	1,206	105		1,311		3,129

Marketing and administrative	3,537	160	13		173		3,364

Research and development	4,559	2,225	115		2,340		2,219

Restructuring costs	121		121		121		—

Equity income from affiliates	(171)				—		(171)

Other (income) expense, net	309				—		309

(Loss) Income Before Taxes	(701)	(3,591)	(354)	—	(3,945)		3,244

Taxes on Income	(201)				(658	) (3)	457

Net (Loss) Income	(500)				(3,287)		2,787

Less: Net Income Attributable to Noncontrolling Interests	31				—		31

Net (Loss) Income Attributable to Merck & Co., Inc.	$(531)				$(3,287)		$2,756

(Loss) Earnings per Common Share Assuming Dilution	$(0.17)						$0.88 (4)

Average Shares Outstanding Assuming Dilution	3,081						3,106

Tax Rate	28.7%						14.1%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)

Amounts included in materials and production costs reflect expenses for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of the merger. Amounts included in marketing and administrative expenses reflect transaction and integration costs associated with mergers and acquisitions. Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges, including a $1.7 billion charge to write-down the intangible asset related to vorapaxar.

(2)	Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be sold or closed related to actions under the company’s formal restructuring programs.
(3)	Represents the estimated tax impact on the reconciling items.
(4)

The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $2,746 million for the fourth quarter of 2010.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

FULL YEAR 2010

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$45,987				$—		$45,987

Materials and production	18,396	6,566	430		6,996		11,400

Marketing and administrative	13,125	379	143		522		12,603

Research and development	11,111	2,441	428		2,869		8,242

Restructuring costs	985		985		985		—

Equity income from affiliates	(587)				—		(587)

Other (income) expense, net	1,304	17		507	524		780

Income Before Taxes	1,653	(9,403)	(1,986)	(507)	(11,896)		13,549

Taxes on Income	671				(2,042	) (4)	2,713

Net Income	982				(9,854)		10,836

Less: Net Income Attributable to Noncontrolling Interests	121				—		121

Net Income Attributable to Merck & Co., Inc.	$861				$(9,854)		$10,715

Earnings per Common Share Assuming Dilution	$0.28						$3.42 (5)

Average Shares Outstanding Assuming Dilution	3,120						3,120

Tax Rate	40.6%						20.0%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)

Amounts included in materials and production costs reflect expenses for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of the merger. Amounts included in marketing and administrative expenses and other (income) expense, net reflect transaction and integration costs associated with mergers and acquisitions. Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges, including a $1.7 billion charge to write-down the intangible asset related to vorapaxar.

(2)	Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be sold or closed related to actions under the company’s formal restructuring programs.
(3)	Included in other (income) expense, net is a $950 million legal reserve and $443 million of income recognized upon AstraZeneca’s asset option exercise.
(4)

Includes a $391 million tax benefit from changes in a foreign entity’s tax rate, a charge of $147 million associated with a change in tax law enacted as part of U.S. health care reform legislation, as well as the estimated tax impact on the reconciling items.

(5)

The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $10,673 million for the full year of 2010.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FOURTH QUARTER 2011

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	4Q11	4Q10	% Change	4Q11	4Q10	% Change	4Q11	4Q10	% Change
TOTAL SALES (1)	$12,294	$12,094	2	$5,296	$5,224	1	$6,998	$6,870	2

PHARMACEUTICAL (2)	10,755	10,441	3	4,606	4,384	5	6,149	6,057	2

Cardiovascular
Zetia	640	629	2	327	329	-1	313	299	5
Vytorin	475	562	-16	213	296	-28	262	266	-2
Integrilin	57	63	-9	50	58	-13	7	5	31

Diabetes & Obesity
Januvia	960	675	42	503	425	18	457	250	83
Janumet	386	288	34	193	164	18	193	123	56

Diversified Brands
Cozaar / Hyzaar	427	415	3	20	9	*	407	406
Zocor	111	121	-8	8	12	-33	103	109	-5
Propecia	117	124	-6	36	39	-8	81	85	-5
Claritin Rx	74	86	-14				74	86	-14
Remeron	59	62	-5	1	1	14	58	61	-5
Vasotec / Vaseretic	58	64	-9				58	64	-9
Proscar	52	44	18	1	1	8	51	43	18

Infectious Disease
Isentress	387	313	24	193	164	18	194	149	30
PegIntron	175	198	-12	25	35	-28	150	163	-8
Cancidas	164	174	-6	12	17	-30	152	157	-3
Primaxin	119	158	-25	14	29	-50	104	130	-19
Invanz	110	113	-3	55	50	10	54	63	-13
Avelox	95	92	3	86	86	1	9	6	40
Noxafil	59	48	24	16	9	85	42	39	9
Crixivan / Stocrin	42	58	-28	1	2	-26	40	56	-28
Rebetol	36	54	-34				36	54	-34
Victrelis	87		*	58		*	29		*

Neurosciences & Ophthalmology
Maxalt	178	149	20	132	106	24	46	43	8
Cosopt / Trusopt	117	131	-11	4	5	-28	113	126	-10

Oncology
Temodar	230	266	-13	99	109	-10	132	157	-16
Emend	114	110	4	68	65	5	46	45	2
Intron A	51	54	-5	25	28	-10	26	26	1

Respiratory & Immunology
Singulair	1,461	1,349	8	957	838	14	504	511	-1
Remicade	511	710	-28				511	710	-28
Nasonex	325	303	7	163	146	12	161	157	3
Clarinex	129	138	-6	51	47	8	78	90	-14
Arcoxia	110	115	-4				110	115	-4
Simponi	61	42	45				61	42	45
Asmanex	57	53	7	51	47	8	6	6	4
Proventil	38	55	-31	35	53	-35	3	2	76
Dulera	37	6	*	36	6	*	1		*

Vaccines
Gardasil	274	221	24	202	157	29	72	64	13
ProQuad, M-M-R II and Varivax	276	285	-3	243	272	-11	33	13	*
RotaTeq	195	169	15	162	149	9	33	21	57
Pneumovax	222	156	43	137	115	18	86	40	*
Zostavax	78	107	-27	73	107	-32	5		*

Women’s Health & Endocrine
Fosamax	211	234	-10	8	25	-69	204	209	-3
NuvaRing	168	145	16	102	86	18	66	58	12
Follistim AQ	126	138	-9	42	40	4	84	98	-14
Implanon	74	71	3	33	24	39	40	47	-15
Cerazette	69	49	42				69	49	42

Other Pharmaceutical (3)	953	1,044	-9	169	233	-28	784	811	-3

ANIMAL HEALTH	868	815	6	192	169	13	676	646	5

CONSUMER CARE (2)	361	381	-5	225	232	-3	136	149	-8
Claritin OTC	92	103	-11	59	65	-10	33	38	-14

Other Revenues (4)	310	457	-32	274	438	-38	37	19	97
Astra	256	302	-15	256	302	-15

*	100% or greater
(1)	Only select products are shown.
(2)

In the first quarter of 2011, Merck changed the reporting for certain over-the-counter products. Sales of these products outside the United States were previously recorded in the Pharmaceutical business, and are now reported in the Consumer Care business. Prior period amounts have been recast on a comparative basis.

(3)

Includes Pharmaceutical products not individually shown above. Other Vaccine sales included in Other Pharmaceutical were $62 million and $75 million on a global basis for fourth quarter 2011 and 2010, respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FULL YEAR 2011

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	Full Year 2011	Full Year 2010	% Change	Full Year 2011	Full Year 2010	% Change	Full Year 2011	Full Year 2010	% Change
TOTAL SALES (1)	$48,047	$45,987	4	$20,495	$20,226	1	$27,552	$25,761	7

PHARMACEUTICAL (2)	41,289	39,267	5	17,117	16,748	2	24,172	22,519	7

Cardiovascular
Zetia	2,428	2,297	6	1,223	1,227		1,205	1,070	13
Vytorin	1,882	2,014	-7	888	1,077	-18	994	938	6
Integrilin	230	266	-14	208	245	-15	22	20	7

Diabetes & Obesity
Januvia	3,324	2,385	39	1,824	1,563	17	1,499	822	82
Janumet	1,363	954	43	712	576	24	651	378	72

Diversified Brands
Cozaar / Hyzaar	1,663	2,104	-21	107	400	-73	1,555	1,705	-9
Zocor	456	468	-3	32	42	-22	423	426	-1
Propecia	447	447		134	148	-10	313	298	5
Claritin Rx	314	296	6				314	296	6
Remeron	241	223	8	6	7	-4	234	216	8
Vasotec / Vaseretic	231	255	-10				231	255	-10
Proscar	223	216	3	5	6	-17	218	210	4

Infectious Disease
Isentress	1,359	1,090	25	681	554	23	678	536	27
PegIntron	657	737	-11	71	98	-27	586	639	-8
Cancidas	640	611	5	44	61	-28	595	550	8
Primaxin	515	610	-16	87	123	-30	429	487	-12
Invanz	406	362	12	205	180	14	200	182	10
Avelox	322	316	2	288	296	-3	34	20	69
Noxafil	230	198	16	61	51	20	169	147	15
Crixivan / Stocrin	192	206	-7	5	8	-32	187	198	-6
Rebetol	174	221	-21	1	1	-13	173	220	-21
Victrelis	140		*	98		*	43		*

Neurosciences & Ophthalmology
Maxalt	639	550	16	451	378	19	187	173	9
Cosopt / Trusopt	477	484	-1	16	20	-19	461	464	-1

Oncology
Temodar	935	1,065	-12	396	403	-2	538	662	-19
Emend	419	378	11	239	230	4	180	147	22
Intron A	194	209	-7	97	114	-14	97	95	1

Respiratory & Immunology
Singulair	5,479	4,987	10	3,536	3,219	10	1,942	1,768	10
Remicade	2,667	2,714	-2				2,667	2,714	-2
Nasonex	1,286	1,219	5	604	639	-6	682	580	18
Clarinex	621	623		197	203	-3	424	420	1
Arcoxia	431	398	8				431	398	8
Simponi	264	97	*				264	97	*
Asmanex	206	208	-1	185	195	-5	21	13	63
Proventil	155	210	-26	145	202	-28	10	8	30
Dulera	96	8	*	94	8	*	2		*

Vaccines
Gardasil	1,209	988	22	880	722	22	329	266	24
ProQuad, M-M-R II and Varivax	1,202	1,378	-13	1,108	1,305	-15	94	73	29
RotaTeq	651	519	25	522	439	19	129	81	60
Pneumovax	498	376	33	350	296	18	148	80	85
Zostavax	332	243	37	320	243	32	12		*

Women’s Health & Endocrine
Fosamax	855	926	-8	45	93	-52	810	832	-3
NuvaRing	623	559	12	369	342	8	254	217	17
Follistim AQ	530	528		163	167	-2	367	361	2
Implanon	294	236	25	126	86	45	169	150	13
Cerazette	268	209	28				268	209	28

Other Pharmaceutical (3)	3,521	3,879	-9	593	781	-24	2,928	3,098	-5

ANIMAL HEALTH	3,253	2,941	11	711	616	15	2,542	2,326	9

CONSUMER CARE (2)	1,840	1,823	1	1,210	1,213		630	609	3
Claritin OTC	511	526	-3	363	379	-4	147	147

Other Revenues (4)	1,666	1,956	-15	1,457	1,649	-12	208	307	-32
Astra	1,184	1,252	-5	1,184	1,252	-5

*	100% or greater
(1)	Only select products are shown.
(2)

In the first quarter of 2011, Merck changed the reporting for certain over-the-counter products. Sales of these products outside the United States were previously recorded in the Pharmaceutical business, and are now reported in the Consumer Care business. Prior period amounts have been recast on a comparative basis.

(3)

Includes Pharmaceutical products not individually shown above. Other Vaccine sales included in Other Pharmaceutical were $283 million and $282 million on a global basis for full year 2011 and 2010, respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

Table 3c

	1Q11	2Q11	3Q11	4Q11	Full Year	1Q10	2Q10	3Q10	4Q10	Full Year	% Change 4Q	% Change FY
TOTAL PHARMACEUTICAL	$9,820	$10,360	$10,354	$10,755	$41,289	$9,665	$9,638	$9,523	$10,441	$39,267	3	5

United States	3,907	4,088	4,515	4,606	17,117	4,072	4,026	4,265	4,384	16,748	5	2
% Pharmaceutical Sales	39.8%	39.5%	43.6%	42.8%	41.5%	42.1%	41.8%	44.8%	42.0%	42.7%

Europe (1)	2,587	2,827	2,588	2,621	10,623	2,810	2,631	2,342	2,677	10,459	-2	2
% Pharmaceutical Sales	26.3%	27.3%	25.0%	24.4%	25.7%	29.1%	27.3%	24.6%	25.6%	26.6%

Japan	1,164	1,104	1,114	1,327	4,709	811	902	855	1,077	3,645	23	29
% Pharmaceutical Sales	11.8%	10.7%	10.8%	12.3%	11.4%	8.4%	9.4%	9.0%	10.3%	9.3%

Latin America	700	743	667	747	2,857	659	696	699	778	2,832	-4	1
% Pharmaceutical Sales	7.1%	7.2%	6.4%	6.9%	6.9%	6.8%	7.2%	7.3%	7.5%	7.2%

Asia Pacific	699	779	763	736	2,977	561	622	618	702	2,503	5	19
% Pharmaceutical Sales	7.1%	7.5%	7.4%	6.8%	7.2%	5.8%	6.5%	6.5%	6.7%	6.4%

China	187	206	220	221	834	133	159	145	173	611	28	37

Eastern Europe/Middle East Africa	358	369	371	378	1,476	375	395	353	393	1,516	-4	-3
% Pharmaceutical Sales	3.6%	3.6%	3.6%	3.5%	3.6%	3.9%	4.1%	3.7%	3.8%	3.9%
Canada	360	399	285	279	1,323	337	328	374	364	1,403	-23	-6
% Pharmaceutical Sales	3.7%	3.9%	2.8%	2.6%	3.2%	3.5%	3.4%	3.9%	3.5%	3.6%
Other	45	51	51	61	208	40	37	17	67	161	-9	29
% Pharmaceutical Sales	0.5%	0.5%	0.5%	0.6%	0.5%	0.4%	0.4%	0.2%	0.6%	0.4%

(1)	Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE - GAAP

FOURTH QUARTER 2011

AMOUNTS IN MILLIONS

Table 4

EQUITY INCOME FROM AFFILIATES

	4Q11	4Q10	Full Year 2011	Full Year 2010
ASTRAZENECA LP	$256	$190	$574	$546
Other (1)	1	(19)	36	41

TOTAL	$257	$171	$610	$587

(1)

Primarily reflects results for Sanofi Pasteur MSD and Johnson & JohnsonºMerck Consumer Pharmaceuticals Company (“JJMCP”). In the third quarter of 2011, the company divested its interest in the JJMCP joint venture.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a “NET” basis.

	4Q11	4Q10	Full Year 2011	Full Year 2010
GARDASIL	$70	$106	$253	$350
FLU VACCINES	54	62	183	220
OTHER VIRAL VACCINES	28	27	105	93
ROTATEQ	12	9	44	42
HEPATITIS VACCINES	10	7	39	25
Other Vaccines	131	135	486	487

TOTAL SANOFI PASTEUR MSD SALES	$305	$346	$1,110	$1,217

OTHER (INCOME) EXPENSE, NET

	4Q11	4Q10	Full Year 2011	Full Year 2010
INTEREST INCOME	$(61)	$(27)	$(199)	$(83)
INTEREST EXPENSE	192	177	749	715
EXCHANGE LOSSES	41	130	143	214
Other, net (1)	(33)	29	253	458

TOTAL	$139	$309	$946	$1,304

(1)

Other, net for the full year of 2011 includes a charge of $500 million related to the resolution of the arbitration proceeding with Johnson & Johnson. Other, net for the full year of 2010 reflects a $950 million legal reserve and $443 million of income recognized upon AstraZeneca’s asset option exercise.